Exhibit 99.2
May 2024 Investor Presentation REALTY GROWTH Shops at Legacy Plano, TX

2 © CTO Realty Growth, Inc. | ctoreit.com Positioned for Performance 1. Based on $16.95 per share common stock price as of March 31, 2024. 2. Based on $15.28 per share common stock price as of March 31, 2024. 3. Investment and disposition activity includes both properties and structured investments from Q1 2019 - Q1 2024. 8.4% Implied Cap Rate1 9.0% Implied Investment Yield1 $388M $543M $1.0B Equity Market Cap1 Outstanding Debt Enterprise Value (Net of Cash) Series A Preferred $74M 9.0% Current Annualized Dividend Yield1 $36M Investment in Alpine Income Property Trust2 $1.74 – $1.82 2024 AFFO Per Share Guidance Range 2024 AFFO Multiple at revised guidance midpoint 9.52x 3.9M 50% Square Feet of Portfolio ABR from Atlanta and Dallas West Broad Village Glen Allen, VA Total investment activity in past 5-years3 $1.2 billion Total disposition activity in past 5-years3 $0.7 billion

3 © CTO Realty Growth, Inc. | ctoreit.com Investment Highlights Differentiated Investment Strategy Focusing on Asset Recycling and Value-Add Acquisitions Southeast and Southwest Retail & Mixed-Use Portfolio Large format retail portfolio in strong locations within attractive business-friendly markets with supportive demographics and outsized long-term growth potential Active Asset Management Emphasizing Operational Upside West Broad Village Glen Allen, VA Jordan Landing West Jordan, UT Legacy North Plano, TX The Collection at Forsyth Cumming, GA Ashford Lane Atlanta, GA Madison Yards Atlanta, GA Daytona Beachside Restaurants Daytona Beach, FL The Strand at St. John’s Town Center Jacksonville, FL 1. Based on $16.95 per share common stock price as of March 31, 2024. Stable and Flexible Balance Sheet Ample Liquidity and No Upcoming Debt Maturities Investing Below Replacement Cost Implied Real Estate Value is $223 PSF1 Experienced Leadership Team With Deep Real Estate Relationships & Experience

4 © CTO Realty Growth, Inc. | ctoreit.com Levers for Future Growth CTO’s proactive approach to portfolio and asset management has resulted in the execution of multiple strategic transactions and beneficial initiatives to drive future growth. Executing on Asset Recycling  In March 2024, purchased Marketplace at Seminole Towne Center, a 315,000 square foot multi-tenant retail power center anchored by Ross Dress for Less and TJX Companies in the Sanford submarket of Orlando, FL for $68.7 million  In March 2024, sold the 136,000 square foot mixed-use property in Santa Fe, NM for $20.0 million, for a total gain of $4.6 million, immediately reinvesting the proceeds into Marketplace at Seminole Towne Center  In February 2024, sold the remaining non-income producing mineral rights & interests totaling approximately 352,000 acres in 19 counties in the State of Florida for gross proceeds of $5.0 million  In February 2024, signed a ground lease with a purchase option, subject to a feasibility period, for the undeveloped 10-acre land parcel adjacent to The Collection at Forsyth in Cumming, GA to a destination spa operator Operational Momentum  During the quarter, CTO executed 19 leases across approximately 104,000 square feet including a replacement tenant for Regal Theaters at Beaver Creek Commons in Apex, NC Balance Sheet  In April 2024, CTO issued $33.1 million 6.38% Preferred Stock, currently zero balance on floating rate debt Ashford Lane Culinary Dropout

5 © CTO Realty Growth, Inc. | ctoreit.com Attractive Relative Valuation is an Opportunity for Mean Reversion CTO has an outsized dividend yield and attractive absolute valuation relative to many in its retail-focused peer group and its long-term growth opportunities. Ashford Lane Atlanta, GA 2024E FFO Multiple1,2 15.0x 14.9x 14.8x 13.6x 13.3x 12.5x 12.3x 11.3x 10.7x 10.3x 9.5x 4.3% 4.0% 3.5% 3.9% 4.2% 4.9% 4.0% 4.6% 4.6% 9.0% 6.1% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x FRT IVT SITC UE AKR KIM WSR BRX KRG CTO AAT Annualized Dividend Yield1,2 1. CTO’s 2024E FFO multiple and dividend yield are based on $16.95 per share common stock price as of March 31, 2024. 2. All dividend yields and 2024E FFO multiples are based on the closing stock price on March 31, 2024, using current annualized dividends and 2024E FFO per share estimates for the peer companies from the KeyBanc Leaderboard report dated March 28, 2024. 2024E FFO per share for CTO reflects the midpoint of Core FFO guidance provided on May 2, 2024. If CTO traded at the 2024E FFO peer average multiple of 12.8x, it’s stock price would be $20.96 per share, implying 33% annual total return1

6 © CTO Realty Growth, Inc. | ctoreit.com Investment Strategy CTO has a retail-oriented real estate strategy that focuses on owning, operating and investing in high-quality properties through direct investment and management structures that provide long-term cash flow growth opportunities. Multi-Tenant, Retail Asset Strategy  Focused on retail-based, large format, multi-tenanted assets that have a grocery, lifestyle or community-oriented retail component and a complimentary mixed-use component, located in higher growth MSAs within the continental United States  Opportunistic investment structures based on leveraging existing relationships for the risk-adjusted returns and long-term market valuation  Acquisition targets are in higher growth markets and exhibit strong, current in-place yields with a future potential for increased returns through a combination of vacancy lease-up, redevelopment or rolling in-place leases to higher market rental rates Monetization of Legacy Assets  CTO has a number of legacy assets, that when monetized, will unlock meaningful equity to be redeployed into core strategy assets that may drive higher cash flow, Core FFO and AFFO per share Alpine Income Property Trust and Management Fee Income  CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure play net lease REIT, which is a meaningful and attractive source of management fee income and dividend income through its direct investment of REIT shares and OP unit holdings Targeting Retail-Based, Large Format Value-Add Income Property Acquisitions Monetize Legacy and Non-Core Assets to Drive Growth Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Focused Execution

7 © CTO Realty Growth, Inc. | ctoreit.com Durable Portfolio with Meaningful Growth Opportunities Repositioning Upside Essential Retail Stable Cash Flow The Shops at Legacy Plano, TX The Collection at Forsyth Cumming, GA Madison Yards Atlanta, GA The Exchange at Gwinnett Buford, GA The Strand at St. John’s Town Center Jacksonville, FL Crossroads Towne Center Chandler, AZ Beaver Creek Crossings Apex, NC West Broad Village Glen Allen, VA Ashford Lane Atlanta, GA Recently constructed retail and mixed-use portfolio with a combination of value-add lease up, redevelopment and stable, in-place cash flows in some of the strongest markets in the United States.

8 © CTO Realty Growth, Inc. | ctoreit.com Building a Leading Retail-Focused Portfolio All values are as of year-end for their respective years, unless otherwise noted. 1. 2019 represents the year Alpine income Property Trust, Inc. (PINE) completed it’s IPO with a portfolio contributed from CTO. It also signifies the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO’s newly defined target markets. 2019 2024 1 Number of Properties 34 20 Total Portfolio Square Feet 1.8M 3.9M Occupancy 95% 92% Annualized Base Rent $27.6M $80.6M 93% Multi-Tenant 28% Multi-Tenant % of ABR from Multi-Tenant 95% Retail & Mixed-Use 60% Retail & Mixed-Use % of ABR from Retail & Mixed-Use 22% Grocery 4% Grocery % of ABR from Grocery-Anchored Properties 5% Fidelity (S&P: A+) 12% Fidelity (S&P: A+) Top Tenant as a % of ABR 35% Atlanta 31% Jacksonville Top Market as a % of ABR Value of PINE Shares & Units at Quarter-End $32.4M $35.6M Ashford Lane Atlanta, GA

9 © CTO Realty Growth, Inc. | ctoreit.com High-Quality Demographic-Driven Portfolio Percentages listed based on Annualized Base Rent for the Company’s portfolio as of March 31, 2024. Any differences a result of rounding. 1. Source: Esri; Portfolio average weighted by the Annualized Base Rent of each property. 2. As ranked by Urban Land Institute & PWC in the ‘2024 Emerging Trends in Real Estate’ publication. CTO Property Atlanta, GA 35% Dallas, TX 15% Richmond, VA 11% Orlando, FL 9% Jacksonville, FL 6% Raleigh, NC 6% Phoenix, AZ 6% Albuquerque, NM 5% Houston, TX 4% Daytona Beach, FL 2% Salt Lake City, UT 2% Denotes an MSA with over one million people; Bold denotes a Top 30 ULI Market2 % of Annualized Rent By State 204,861 Portfolio Average 5-Mile Population1 $134,706 Portfolio Average 5-Mile Household Income1 85% Percentage of Portfolio ABR from ULI’s Top 30 Markets1 > 15% 10% - 15% 5% - 10% < 5%  22% of ABR from Grocery-Anchored Properties  39% of ABR from Retail Power Centers  31% of ABR from Retail-Focused Lifestyle & Mixed-Use Properties

10 © CTO Realty Growth, Inc. | ctoreit.com Faster Growing Markets Shops at Legacy Mexican Sugar 75% 65% 50% 21% 9% 9% 5% 4% 2% 0% WSR AAT CTO KRG SITC FRT BRX AKR UE KIM % of Each Company’s Top 5 Markets in ULI’s Top 10 Markets1 The recent assemblage of CTO’s portfolio has allowed it to focus on acquiring properties in faster growing markets in business-friendly states, benefitting from population growth and corresponding tenant demand. As of March 31, 2024, unless otherwise noted. Peer information based on published information available through each company’s website as of April 24, 2024. Portfolio information for CTO is as of March 31, 2024. 1. As ranked by Urban Land Institute & PWC in the “2024 Emerging Trends in Real Estate” publication.

11 © CTO Realty Growth, Inc. | ctoreit.com Structured Investments Portfolio Current Loan Balance Original Loan Commitment Current Yield Origination Fee Property Market Type SF Maturity 9.00% $30.0 $30.0 1 458,091 April 2025 0.50% Grocery Anchored Retail Preferred Equity Dallas Watters Creek at Montgomery Farm Allen, TX 274,010 March 2026 1.00% 8.75% $15.0 $15.0 Office First Mortgage Dallas Founders Square Dallas, TX $7.12 1.00% 11.0% $10.0 September 2025 N/A Land Development First Mortgage Miami Retail Lake Worth, FL Total Structured Investments3 9.30% $55.0 $52.1 As of 5/2/2024. 1. In April 2024, the rate increased from 8.75% to 9.00%. 2. Loan balance was $6.7 million at 3/31/2024. 3. In April 2024, the Sabal Pavilion loan was repaid.

12 © CTO Realty Growth, Inc. | ctoreit.com Strong Leasing Execution 1. Recently signed renewals and leases include leases signed in Q4 2023 and Q1 2024. 2. Excludes newly leased units that were acquired as vacant. Lease Rollover Schedule % of ABR Expiring 4% 8% 13% 12% 22% 8% 7% 6% 20% Recently Signed Leases1  Q1 2024 Comparable Leasing Spreads2 68.2% o 168% new lease spreads (excluding acquired vacancy) o 9% options & renewal spreads  Current Occupancy 93% Leased Occupancy 94% o More than 170 bps of future occupancy pickup based on current spread between Occupancy and Leased Occupancy  Signed Not Open (SNO) Pipeline represents over 5% of the existing portfolio’s Cash ABR

13 © CTO Realty Growth, Inc. | ctoreit.com PINE Company Profile 1. Based on $15.28 per share common stock price as of March 31, 2024. PINE has a high-quality, 100% retail net lease portfolio with a stable and attractive dividend and attractive valuation Dividend Yield1 7.2% Implied Cap Rate 8.3% Number of Properties 138 Number of States with a Property 35 Total Portfolio Square Feet 3.8M Annualized Base Rent $38.9M % of ABR from Investment Grade Rated Tenants 65% % of ABR from Credit Rated Tenants 89% Diversified Geographic Footprint High-Quality Top Tenancy CTO’s Ownership Interest in ≈ 16% Alpine Income Property Trust ≈ $36 Million CTO’s Investment in Alpine Income Property Trust1 % of Annualized Base Rent By State > 7% 3% - 7% 2% - 3% < 2%

Consistent Dividend Growth

CTO has been a REIT since 2020 and the company has paid a common dividend each of the last 48 years.

Company policy is to target a payout ratio of 100% of taxable income

Increasing cash flow and earnings have driven a more than **67% increase** to CTO's annualized common stock dividend since 2020



Cash Dividend Per Share Paid (Split Adjusted)
$0.01
$0.01
$0.02
$0.02
$0.02
$0.03
$0.05
$0.07
$0.12
$0.91
$1.33
$1.49
$1.52
$1.52
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024[1]
Common Dividend Per Share Paid

Under current management (beginning in 2011), the Company's common stock cash dividend has grown in each of the last 12 years

Dividend increases are driven by increasing taxable income and free cash flow

Q1 2024 AFFO per share common stock dividend payout ratio of 73%

9.0%

Annualized Per Share Cash Dividend Yield[2]

$1.52

Current Annualized Per Share Cash Dividend

1. Reflects Q1 2024 annualized per share common stock cash dividend.
2. Annualized Per Share Cash Dividend Yield based on $16.95 per share common stock price as of March 31, 2024.

© CTO Realty Growth, Inc. | ctoreit.com
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15 © CTO Realty Growth, Inc. | ctoreit.com Balance Sheet Exchange at Gwinnett Buford, GA Yonder Yoga $51 $83 $100 $310 2024 2025 2026 2027 2028 2029 2030 Unsecured Secured Revolving Credit Facility 1. Reflects $210 million outstanding under the Company’s $300 million senior unsecured revolving credit facility; the Company’s senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option. 2. The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 1.27% plus the 10 bps SOFR adjustment plus the applicable spread. 3. The Company utilized interest rate swaps on $150.0 million of the Credit Facility balance to fix SOFR and achieve a weighted average fixed swap rate of 3.47% plus the 10 bps SOFR adjustment plus the applicable spread. 4. The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance to fix SOFR and achieve a fixed swap rate of 1.35% plus the 10 bps SOFR adjustment plus the applicable spread. 5. The Company utilized interest rate swaps on the $100.0 million 2028 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.78% plus the 10 bps SOFR adjustment plus the applicable spread. 6. As of 5/2/2024 Debt Maturities  Adequate liquidity for opportunistic growth  No near-term debt maturities  Well-staggered debt maturity schedule  Forward hedges out to 2033 to minimize interest rate volatility  53% net debt-to-total enterprise value (TEV)  Q1 2024 quarter-end net debt-to-pro forma EBITDA of 7.6x  No remaining floating rate debt on the Revolving Credit Facility6  $150 million undrawn commitments on the Revolving Credit Facility6 1 Component of Long-Term Debt Type Principal Interest Rate 2025 Convertible Senior Notes Fixed $51 million 3.88% 2026 Term Loan Fixed $65 million SOFR + 10 bps + [1.25% - 2.20%] 2 Mortgage Note Fixed $18 million 4.06% Revolving Credit Facility Floating $60 million SOFR + 10 bps + [1.25% - 2.20%] Revolving Credit Facility Fixed $150 million SOFR + 10 bps + [1.25% - 2.20%] 3 2027 Term Loan Fixed $100 million SOFR + 10 bps + [1.25% - 2.20%] 4 2028 Term Loan Fixed $100 million SOFR + 10 bps + [1.20% - 2.15%] 5 Total Debt $543 million 4.52%

16 © CTO Realty Growth, Inc. | ctoreit.com 2024 Revised Guidance Exchange at Gwinnett Buford, GA Yonder Yoga Previous 2024 Revised 2024 Core FFO Per Diluted Share $1.56 - $1.64 $1.60 – $1.68 $0.04 - $0.04 AFFO Per Diluted Share $1.70 - $1.78 $1.74 - $1.82 $0.04 - $0.04 The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2024 is as follows: Same-Property NOI Growth 2% - 4% 2% - 4% No Change 1,2 General and Administrative Expense $15.2 - $16.2 $15.2 - $16.2 No Change Weighted Average Diluted Shares Outstanding 22.5 – 22.5 22.5 – 22.5 No Change Year-end 2024 Leased Occupancy 95% - 96% 95% - 96% No Change 2 Investments $100 - $150 $100 - $150 No Change Target Initial Investment Cash Yield 7.75% - 8.25% 7.75% - 8.25% No Change Dispositions $75 - $125 $50 - $75 ($25) – ($50) Target Disposition Cash Yield 7.50% - 8.25% 7.50% - 8.25% No Change The Company’s 2024 revised guidance includes but is not limited to the following assumptions: $ and shares outstanding in millions, except per share data. 1. Includes the known effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. 2. Before potential impact from income producing acquisitions and dispositions. Increase (Decrease)

17 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA Yonder Yoga John P. Albright President & Chief Executive Officer  Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary  Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Senior Vice President, Chief Accounting Officer, Interim Chief Financial Officer & Treasurer  Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Steven R. Greathouse Senior Vice President & Chief Investment Officer  Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) CTO Realty Growth is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long-term track record.

18 © CTO Realty Growth, Inc. | ctoreit.com Corporate Responsibility Exchange at Gwinnett Buford, GA Yonder Yoga CTO Realty Growth is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Social Responsibility Inclusive and Supportive Company Culture  Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach  Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance  Independent Chairman of the Board and 5 of 6 Directors classified as independent  Annual election of all Directors  Annual Board of Director evaluations  Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees  Stock ownership requirements for all Executive Management and Directors  Prohibition against hedging and pledging CTO Realty Growth stock  Robust policies and procedures for approval of related party transactions  All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

19 © CTO Realty Growth, Inc. | ctoreit.com Environmental Responsibility Yonder Yoga Over the past ten years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment  Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment  Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

20 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; credit risk associated with the Company investing in structured investments; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive.

21 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

22 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include:  This presentation was published on May 2, 2024.  All information is as of March 31, 2024, unless otherwise noted.  Any calculation differences are assumed to be a result of rounding.  “2024 Guidance” in this presentation is based on the 2024 Guidance provided in the Company’s First Quarter 2024 Operating Results press release filed on May 2, 2024.  “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE.  “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP.  “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time.  “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant.  “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future.  “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,332,668 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide.  “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced.  “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference.  “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents.  “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense.  “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

23 © CTO Realty Growth, Inc. | ctoreit.com Consolidated Statements of Operations CTO Realty Growth, Inc. Consolidated Statements of Operations (Unaudited, in thousands, except share, per share and dividend data) Three Months Ended March 31, 2024 March 31, 2023 Revenues Income Properties $ 24,623 $ 22,432 Management Fee Income 1,105 1,098 Interest Income From Commercial Loans and Investments 1,351 795 Real Estate Operations 1,048 392 Total Revenues 28,127 24,717 Direct Cost of Revenues Income Properties (6,753) (7,153) Real Estate Operations (819) (85) Total Direct Cost of Revenues (7,572) (7,238) General and Administrative Expenses (4,216) (3,727) Provision for Impairment (48) (479) Depreciation and Amortization (10,931) (10,316) Total Operating Expenses (22,767) (21,760) Gain on Disposition of Assets 9,163 — Other Gains 9,163 — Total Operating Income 14,523 2,957 Investment and Other Loss (3,259) (4,291) Interest Expense (5,529) (4,632) Income (Loss) Before Income Tax Benefit (Expense) 5,735 (5,966) Income Tax Benefit (Expense) 107 (27) Net Income (Loss) Attributable to the Company 5,842 (5,993) Distributions to Preferred Stockholders (1,187) (1,195) Net Income (Loss) Attributable to Common Stockholders $ 4,655 $ (7,188) Earnings Per Share: Basic $ 0.21 $ (0.32) Diluted $ 0.20 $ (0.32) Weighted Average Number of Common Shares Basic 22,551,241 22,704,829 Diluted 26,057,652 22,704,829

24 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures CTO Realty Growth, Inc. Non-GAAP Financial Measures (Unaudited, in thousands, except per share data) Three Months Ended March 31, 2023 March 31, 2024 Net Income (Loss) Attributable to the Company $ 5,842 $ (5,993) Add Back: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes 534 — (1) Net Income (Loss) Attributable to the Company, If-Converted $ 6,376 $ (5,993) Depreciation and Amortization of Real Estate 10,915 10,302 Gains on Disposition of Assets (9,163) — Gain on Disposition of Other Assets (231) (323) Provision for Impairment 48 479 Unrealized and Realized Loss (Gain) on Investment Securities 4,039 4,918 Funds from Operations $ 11,984 $ 9,383 Distributions to Preferred Stockholders (1,187) (1,195) Funds from Operations Attributable to Common Stockholders $ 10,797 $ 8,188 Amortization of Intangibles to Lease Income 474 679 Less: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes (534) — (1) Core Funds from Operations Attributable to Common Stockholders $ 10,737 $ 8,867 Adjustments: Straight-Line Rent Adjustment (693) (251) COVID-19 Rent Repayments — 26 Other Depreciation and Amortization (4) (59) Amortization of Loan Costs and Discount on Convertible Debt, and Capitalized Interest 221 208 Non-Cash Compensation 1,387 1,072 Adjusted Funds from Operations Attributable to Common Stockholders $ 11,648 $ 9,863 FFO Attributable to Common Stockholders per Common Share – Diluted $ 0.41 $ 0.36 Core FFO Attributable to Common Stockholders per Common Share – Diluted $ 0.48 $ 0.39 (2) AFFO Attributable to Common Stockholders per Common Share – Diluted $ 0.52 $ 0.43 (2) 1. For the three months ended March 31, 2024, interest related to the 2025 Convertible Senior Notes was added back to net income attributable to the Company to derive FFO, as the impact to net income attributable to common stockholders was dilutive. For the three months ended March 31, 2023, interest related to the 2025 Convertible Senior Notes was not added back, as the impact to net loss attributable to common stockholders was anti-dilutive. 2. These amounts are calculated utilizing the number of shares identified in the sub-table above as “Non-GAAP Weighted Average Shares Outstanding, Diluted” which share number reflects, if applicable, the elimination of the dilutive impact of the 2025 Convertible Senior Notes. Three Months Ended March 31, 2023 March 31, 2024 Weighted Average Shares Outstanding, Basic 22,551,241 22,704,829 Common Shares Applicable to Restricted Stock Using the Treasury Stock Method 554 — Common Shares Applicable to Dilutive Effect of 2025 Convertible Senior Notes 3,505,857 — Weighted Average Shares Outstanding, Diluted 26,057,652 22,704,829 Non-GAAP Adjustment for the Dilutive Effect of 2025 Convertible Senior Notes (3,505,857) — Non-GAAP Weighted Average Shares Outstanding, Diluted 22,551,795 22,704,829 Reconciliation of Weighted Average Common Shares Outstanding, Diluted (Unaudited)

25 © CTO Realty Growth, Inc. | ctoreit.com Same-Property NOI CTO Realty Growth, Inc. Same-Property NOI Reconciliation (Unaudited, in thousands) Three Months Ended March 31, 2024 March 31, 2023 Net Income (Loss) Attributable to the Company $ 5,842 $ (5,993) Gain on Disposition of Assets (9,163) — Provision for Impairment 48 479 Depreciation and Amortization 10,931 10,316 Amortization of Intangibles to Lease Income (474) (679) Straight-Line Rent Adjustment 693 251 COVID-19 Rent Repayments — (26) Accretion of Tenant Contribution 13 38 Interest Expense 5,529 4,632 General and Administrative Expenses 4,216 3,727 Investment and Other (Income) Loss 3,259 4,291 Income Tax (Benefit) Expense (107) 27 Real Estate Operations Revenues (1,048) (392) Real Estate Operations Direct Cost of Revenues 819 85 Management Fee Income (1,105) (1,098) Interest Income from Commercial Loans and Investments (1,351) (795) Other Non-Recurring Items (250) — 1 Less: Impact of Properties Not Owned for the Full Reporting Period (2,738) (609) Same-Property NOI $ 15,114 $ 14,254 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations.

26 © CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma EBITDA CTO Realty Growth, Inc. Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited, in thousands) Three Months Ended March 31, 2024 Net Income Attributable to the Company $ 5,842 Depreciation and Amortization of Real Estate 10,915 Gain on Disposition of Assets (9,163) Gain on Disposition of Other Assets (231) Provision for Impairment 48 Unrealized and Realized Loss on Investment Securities 4,039 Distributions to Preferred Stockholders (1,187) Straight-Line Rent Adjustment (693) Amortization of Intangibles to Lease Income 474 Other Depreciation and Amortization (4) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 221 Non-Cash Compensation 1,387 Other Non-Recurring Items (250) 1 Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 5,308 EBITDA $ 16,706 Annualized EBITDA $ 66,824 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net 2,811 2 Pro Forma EBITDA $ 69,635 Total Long-Term Debt 542,020 Financing Costs, Net of Accumulated Amortization 1,149 Unamortized Convertible Debt Discount 165 Cash & Cash Equivalents (6,760) Restricted Cash (8,057) Net Debt $ 528,517 Net Debt to Pro Forma EBITDA 7.6x 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations. 2. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s investments and disposition activity during the three months ended March 31, 2024.

The Collection at Forsyth Cumming, GA REALTY GROWTH Investor Inquiries: Lisa M. Vorakoun, Chief Accounting Officer, (386) 944-5641, lvorakoun@ctoreit.com